UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/29/2015

Item 1. Reports to Stockholders.

Semiannual Report 5/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Value Fund

5 31 2015
SEMIANNUAL REPORT
Oppenheimer International Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/29/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index

6-Month	5.72%	-0.36%	3.16%

1-Year	2.38	-3.51	-0.90

5-Year	8.11	6.84	8.09

10-Year	4.36	3.74	6.04

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2015.

2      OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 5.72% during the reporting period. On a relative basis, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 3.16%. The Fund’s relative outperformance stemmed from stronger relative stock selection in the industrials, consumer discretionary and materials sectors. The Fund underperformed the Index in the information technology and telecommunication services sectors, where stock selection hampered results.

MARKET OVERVIEW

In 2014, the U.S. Federal Reserve (the “Fed”) began reducing its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process at the end of October, thereby ending the quantitative easing (“QE”) program’s purchases. While economic growth in the U.S. remained largely on track in 2014, it slowed in other areas, including Europe, and parts of both Latin America and Asia. Interest rates in core Europe dropped significantly, and turned negative in many cases. The U.S. dollar rallied strongly against most currencies, including the euro, and Japanese yen. The U.S. dollar appreciated due to a positive economic outlook compared to weakening growth prospects elsewhere, in addition to anticipated higher rates in the U.S. Against this backdrop, U.S. equities outperformed international equities in 2014.

The market environment shifted in 2015. The dollar continued to strengthen, which acted as a drag on growth. Businesses, especially U.S. firms with revenues dependent on exporting goods and services, cited this as a headwind. European Central Bank (“ECB”) President Mario Draghi announced the purchase of €60 billion a month in sovereign bonds from Eurozone countries for at least 19 months, a form of QE that is projected to increase the ECB’s balance sheet by over €1 trillion. The announcement and implementation of these extraordinary monetary policies had a significant impact on financial markets. European markets rallied and the euro fell against the currencies of most major trading partners. Fed Chairwoman, Janet Yellen, reaffirmed plans to raise U.S. rates during 2015 despite any near-term weakness in first quarter Gross Domestic Product and employment growth. The Fed has made it clear, however, that it will remain flexible on the timing and extent of rate hikes for the remainder of 2015. European and emerging market equities have outperformed U.S. equities to date in 2015.

FUND REVIEW

Top contributors to performance this reporting period included Sony Corp., Syngenta AG and Cheil Industries, Inc. Sony, which has been in the midst of a restructuring, performed well this reporting period. Strong PlayStation 4 and camera sensor sales helped boost the company’s shares. Syngenta AG, a Switzerland-based global producer of crop chemicals and seeds, had a strong start to the year on the back of an unsolicited takeout offer from Monsanto, which Syngenta rejected. Syngenta’s board said that the offer undervalued the growth prospects of the company and underestimated significant execution risks. South-Korea based Cheil Industries is the holding company of Samsung Group. We participated in the IPO in December and sold our position.

3      OPPENHEIMER INTERNATIONAL VALUE FUND

Detractors from performance included Baidu, Inc., Yandex NV and Millicom International Cellular S.A. Baidu operates the leading search engine in China, Baidu.com. Much like Google in other areas of the world, Baidu has been adapting successfully to the shift to mobile search and has been expanding into other Internet-based services. After reaching record highs in late 2014, the stock experienced profit-taking in 2015. Yandex is an Internet search engine in Russia. The stock suffered from the oil-related macroeconomic concerns that hit Russian stocks during the reporting period. Millicom International Cellular, based in Sweden, provides cell phone service to prepaid subscribers in emerging markets with limited wireline infrastructure. Its stock had a volatile reporting period. We exited our positions in Yandex and Millicom International Cellular during the period.

STRATEGY & OUTLOOK

The Fund continues to maintain a bottom-up approach to investing along with following the long-term thematic investment philosophy of the OppenheimerFunds’ Global Equity Team, with its focus on Mass Affluence, New Technology, Restructuring and Aging. By focusing on company fundamentals, understanding the relationship between macroeconomic and microeconomic catalysts and ignoring short-term noise, we have found new opportunities amid market volatility. The Fund remains focused on international companies that we believe have durable advantages, but are undervalued relative to their private market value and to their historic valuations.

James C. Ayer, CFA Portfolio Manager

4      OPPENHEIMER INTERNATIONAL VALUE FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Sony Corp.	2.9%
Nestle SA	2.6
Christian Dior SE	2.5
Baidu, Inc., Sponsored ADR	2.5
Grupo Televisa SAB, Sponsored ADR	2.3
Syngenta AG	2.2
Bridgestone Corp.	2.0
NGK Insulators Ltd.	2.0
Bharti Airtel Ltd.	1.9
BNP Paribas SA	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	19.8%
United Kingdom	11.7
China	11.5
France	11.3
United States	9.9
Switzerland	6.9
Germany	6.6
South Korea	4.4
Sweden	3.8
India	3.2

Portfolio holdings and allocation are subject to change. Percentages are as of May 29, 2015, and are based on total market value of investments.

REGIONAL ALLOCATION

5      OPPENHEIMER INTERNATIONAL VALUE FUND

Portfolio holdings and allocations are subject to change. Percentages are as of May 29, 2015, and are based on the total market value of investments.

*May 29, 2015, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER INTERNATIONAL VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/29/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	5.72%	2.38%	8.11%		4.36%
Class B (QIVBX)	9/1/93	5.28%	1.57%	7.25%		3.77%
Class C (QIVCX)	9/1/93	5.33%	1.63%	7.28%		3.48%
Class I (QIVIX)	3/28/13	5.93%	2.80%	8.78%	*	N/A
Class R (QIVNX)	3/1/01	5.50%	2.08%	7.80%		3.98%
Class Y (QIVYX)	11/13/08	5.82%	2.62%	8.51%		12.78% *

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/29/15

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	-0.36%	-3.51%	6.84%		3.74%
Class B (QIVBX)	9/1/93	0.28%	-3.43%	6.95%		3.77%
Class C (QIVCX)	9/1/93	4.33%	0.63%	7.28%		3.48%
Class I (QIVIX)	3/28/13	5.93%	2.80%	8.78%	*	N/A
Class R (QIVNX)	3/1/01	4.50%	1.08%	7.80%		3.98%
Class Y (QIVYX)	11/13/08	5.82%	2.62%	8.51%		12.78% *

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s

7      OPPENHEIMER INTERNATIONAL VALUE FUND

investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 29, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 29, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER INTERNATIONAL VALUE FUND

Actual	Beginning Account Value December 1, 2014	Ending Account Value May 29, 2015	Expenses Paid During 6 Months Ended May 29, 2015
Class A	$ 1,000.00	$ 1,057.20	$ 6.56
Class B	1,000.00	1,052.80	10.48
Class C	1,000.00	1,053.30	10.38
Class I	1,000.00	1,059.30	4.32
Class R	1,000.00	1,055.00	7.88
Class Y	1,000.00	1,058.20	5.29

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.30	6.44
Class B	1,000.00	1,014.50	10.28
Class C	1,000.00	1,014.60	10.18
Class I	1,000.00	1,020.47	4.24
Class R	1,000.00	1,017.01	7.74
Class Y	1,000.00	1,019.53	5.19

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 29, 2015 are as follows:

Class	Expense Ratios
Class A	1.29%
Class B	2.06
Class C	2.04
Class I	0.85
Class R	1.55
Class Y	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS May 29, 2015* Unaudited

	Shares	Value

Common Stocks—88.5%

Consumer Discretionary—22.2%

Auto Components—4.3%
Bridgestone Corp.	506,900	$21,040,725

Continental AG	39,310	9,078,822

Denso Corp.	201,400	10,501,522

Hyundai Wia Corp.	28,872	3,711,676

		44,332,745

Household Durables—4.4%
Sony Corp.[1]	974,800	30,123,275

Taylor Wimpey plc	5,641,744	15,834,908

		45,958,183

Internet & Catalog Retail—2.6%
JD.com, Inc., ADR[1]	362,516	12,209,539

Rakuten, Inc.	908,061	14,816,402

		27,025,941

Media—5.8%
Grupo Televisa SAB,
Sponsored ADR	644,730	24,403,031

Liberty Global plc, Cl.
A1	307,680	17,700,830

Sky plc	688,319	11,111,191

Zee Entertainment
Enterprises Ltd.	1,359,249	6,877,433

		60,092,485

Textiles, Apparel & Luxury Goods—5.1%
adidas AG	130,896	10,284,226

China Hongxing Sports
Ltd.[1]	36,005,000	267,080

Christian Dior SE	130,930	26,297,704

Kering	90,790	15,955,324

		52,804,334

Consumer Staples—10.0%

Beverages—2.0%
Diageo plc	267,665	7,439,792

Pernod Ricard SA	110,530	13,670,601

		21,110,393

Food Products—4.2%
Aryzta AG1	62,110	3,943,259

Danone SA	190,350	13,077,865

Nestle SA	348,456	27,071,001

		44,092,125

Personal Products—0.8%
Shiseido Co. Ltd.	422,500	8,444,313

	Shares	Value

Tobacco—3.0%
Japan Tobacco, Inc.	419,500	$15,222,061

KT&G Corp.	63,289	5,502,272

Swedish Match AB	330,980	9,863,390

		30,587,723

Energy—0.5%

Energy Equipment & Services—–%
Master Marine AS1	9,994,100	—

Oil, Gas & Consumable Fuels—0.5%
Oil & Natural Gas Corp.
Ltd.	1,008,619	5,165,277

Financials—11.0%

Capital Markets—3.3%
China Cinda Asset
Management Co. Ltd.,
Cl. H1	28,116,000	17,725,926

UBS Group AG1	758,402	16,316,934

		34,042,860

Commercial Banks—3.2%
Banco Bilbao Vizcaya
Argentaria SA	1,501,147	14,827,574

BNP Paribas SA	314,830	19,072,264

		33,899,838

Diversified Financial Services—2.6%
China Merchants
Holdings International
Co. Ltd.	2,308,000	10,148,024

Investment AB Kinnevik,
Cl. B	513,952	17,169,705

		27,317,729

Real Estate Investment Trusts (REITs)—1.4%
Hammerson plc	1,411,231	14,443,515

Real Estate Management & Development—0.5%
Deutsche Wohnen AG	207,220	5,047,905

Health Care—1.9%

Health Care Equipment & Supplies—0.9%
DiaSorin SpA	210,184	9,513,668

Pharmaceuticals—1.0%
Ipsen SA	102,774	5,489,676

11 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals (Continued)

Santen Pharmaceutical Co. Ltd.	327,900	$4,539,337

		10,029,013

Industrials—16.2%

Aerospace & Defense—3.2%
Airbus Group NV1	252,110	17,177,613

Rolls-Royce Holdings plc[1]	1,053,610	16,094,681

		33,272,294

Air Freight & Couriers—1.0%
Royal Mail plc	1,273,470	10,204,952

Airlines—1.8%
Cathay Pacific Airways Ltd.	4,248,000	10,860,870

Japan Airlines Co. Ltd.	224,600	7,708,110

		18,568,980

Construction & Engineering—1.9%
Boskalis Westminster NV	155,339	7,709,525

Vinci SA	201,800	11,993,569

		19,703,094

Industrial Conglomerates—1.5%
Beijing Enterprises Holdings Ltd.	1,809,000	15,966,999

Machinery—3.4%
FANUC Corp.	68,600	15,075,532

NGK Insulators Ltd.	832,000	20,620,896

		35,696,428

Professional Services—2.0%
Experian plc	437,102	8,333,575

Recruit Holdings Co. Ltd.	399,000	12,454,947

		20,788,522

Trading Companies & Distributors—1.4%
Brenntag AG	238,628	14,408,775

Information Technology—11.7%

Communications Equipment—1.1%
Telefonaktiebolaget LM Ericsson, Cl. B	1,033,665	11,610,511

	Shares	Value

Communications Equipment (Continued)

Electronic Equipment, Instruments, & Components—0.8%
Hirose Electric Co. Ltd.	54,635	$7,760,171

Internet Software & Services—4.1%
Baidu, Inc., Sponsored ADR[1]	128,990	25,462,626

Google, Inc., Cl. A1	31,130	16,975,812

		42,438,438

IT Services—1.4%
NTT Data Corp.	332,600	14,715,869

Semiconductors & Semiconductor Equipment—2.2%
SK Hynix, Inc.	371,410	17,006,651

Tokyo Electron Ltd.	90,700	5,760,245

		22,766,896

Software—2.1%
Kingsoft Corp. Ltd.	1,669,000	6,693,057

SAP SE	202,791	15,016,516

		21,709,573

Materials—3.3%

Chemicals—3.3%
Huabao International Holdings Ltd.	11,570,000	11,004,762

Syngenta AG	49,653	22,740,368

		33,745,130

Telecommunication Services—10.7%

Diversified Telecommunication Services—1.8%
Inmarsat plc	633,130	9,621,014

Vivendi SA	368,640	9,415,450

		19,036,464

Wireless Telecommunication Services—8.9%
Bharti Airtel Ltd.	3,080,010	19,892,592

China Mobile Ltd.	1,338,500	17,619,730

KDDI Corp.	540,040	12,127,125

Rogers Communications, Inc., Cl. B	449,720	15,474,042

SK Telecom Co. Ltd.	84,292	18,746,452

Vodafone Group plc	2,211,650	8,648,444

		92,508,385

12 OPPENHEIMER INTERNATIONAL VALUE FUND

	Shares	Value

Utilities—1.0%

Independent Power and Renewable Electricity Producers—1.0%
Datang International
Power Generation Co.
Ltd., Cl. H	18,390,000	$10,777,458

Total Common Stocks
(Cost $839,303,700)		919,586,986

Preferred Stock—1.3%
Fuchs Petrolub SE,
Preference (Cost
$12,369,683)	309,300	13,563,511

	Units

Rights, Warrants and Certificates—0.0%

Deutsche Wohnen AG
Strike Price 1EUR, Exp.
6/3/15[1] (Cost $0)	207,220	6,828

	Shares	Value

Investment Company—8.0%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3] (Cost $83,051,549)	83,051,549	$83,051,549

Total Investments, at Value (Cost $934,724,932)	97.8%	1,016,208,874

Net Other Assets (Liabilities)	2.2	22,955,763

Net Assets	100.0%	$1,039,164,637

Footnotes to Statement of Investments

* May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended May 29, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 28, 2014[a]	Gross Additions	Gross Reductions	Shares May 29, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	29,491,463	281,065,993	227,505,907	83,051,549

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$83,051,549	$29,925

a. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

3. Rate shown is the 7-day yield as of May 29, 2015.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$200,910,529	19.8%
United Kingdom	119,432,903	11.7
China	116,870,439	11.5
France	114,972,454	11.3

13 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

United States	$100,027,361	9.9%
Switzerland	70,071,562	6.9
Germany	67,406,584	6.6
South Korea	44,967,051	4.4
Sweden	38,643,606	3.8
India	31,935,302	3.2
Netherlands	24,887,137	2.5
Mexico	24,403,031	2.4
Hong Kong	21,865,631	2.2
Canada	15,474,042	1.5
Spain	14,827,574	1.4
Italy	9,513,668	0.9

Total	$1,016,208,874	100.0%

Forward Currency Exchange Contracts as of May 29, 2015

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

MSCO	07/2015	USD	81,067	EUR	74,800	$—	$1,124,486
MSCO	07/2015	USD	70,964	JPY	8,530,000	2,203,261	—
TDB	07/2015	EUR	74,800	USD	84,716	—	2,525,358

Total Unrealized Appreciation and Depreciation						$2,203,261	$3,649,844

Glossary: Counterparty Abbreviations
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES May 29, 20151 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $851,673,383)	$933,157,325
Affiliated companies (cost $83,051,549)	83,051,549

1,016,208,874

Cash	3,197,375

Cash—foreign currencies (cost $186,632)	178,912

Unrealized appreciation on forward currency exchange contracts	2,203,261

Receivables and other assets:
Investments sold	17,345,141
Dividends	4,038,716
Shares of beneficial interest sold	155,648
Other	105,728

Total assets	1,043,433,655

Liabilities
Unrealized depreciation on forward currency exchange contracts	3,649,844

Payables and other liabilities:
Shares of beneficial interest redeemed	196,382
Trustees’ compensation	173,887
Foreign capital gains tax	125,209
Distribution and service plan fees	51,689
Shareholder communications	714
Other	71,293

Total liabilities	4,269,018

Net Assets	$1,039,164,637

Composition of Net Assets
Par value of shares of beneficial interest	$549,490

Additional paid-in capital	1,122,266,686

Accumulated net investment income	7,790,531

Accumulated net realized loss on investments and foreign currency transactions	(171,236,896)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	79,794,826

Net Assets	$1,039,164,637

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

15 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $189,126,609 and 9,923,426 shares of beneficial interest outstanding)	$19.06
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.22

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,092,664 and 234,884 shares of beneficial interest outstanding)	$17.42

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,602,095 and 2,369,133 shares of beneficial interest outstanding)	$17.14

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $785,136,430 and 41,362,476 shares of beneficial interest outstanding)	$18.98

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,950,342 and 474,160 shares of beneficial interest outstanding)	$18.88

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,256,497 and 584,931 shares of beneficial interest outstanding)	$19.24

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 29, 20151 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,266,705)	$13,341,898
Affiliated companies	29,925

Interest	648

Total investment income	13,372,471

Expenses
Management fees	3,940,201

Distribution and service plan fees:
Class A	218,904
Class B	21,850
Class C	189,427
Class R	20,888

Transfer and shareholder servicing agent fees:
Class A	200,025
Class B	4,826
Class C	41,941
Class I	111,321
Class R	9,211
Class Y	11,167

Shareholder communications:
Class A	8,718
Class B	427
Class C	2,058
Class I	3
Class R	258
Class Y	150

Custodian fees and expenses	68,642

Trustees’ compensation	10,430

Other	71,325

Total expenses	4,931,772
Less waivers and reimbursements of expenses	(25,555)

Net expenses	4,906,217

Net Investment Income	8,466,254

1. May 29, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

17 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$23,442,431
Foreign currency transactions	(251,001)

Net realized gain	23,191,430

Net change in unrealized appreciation/depreciation on:
Investments	42,143,128
Translation of assets and liabilities denominated in foreign currencies	(16,634,195)

Net change in unrealized appreciation/depreciation	25,508,933

Net Increase in Net Assets Resulting from Operations	$57,166,617

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]

Operations
Net investment income	$8,466,254	$11,244,951

Net realized gain	23,191,430	66,586,357

Net change in unrealized appreciation/depreciation	25,508,933	(120,017,230)

Net increase (decrease) in net assets resulting from operations	57,166,617	(42,185,922)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,418,171)	(3,625,466)
Class B	(51,056)	(89,922)
Class C	(516,075)	(530,916)
Class I	(17,151,793)	(16,934,369)
Class R2	(139,252)	(140,339)
Class Y	(208,774)	(56,216)

	(21,485,121)	(21,377,228)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(3,172,052)	(14,513,648)
Class B	(1,211,676)	(2,854,017)
Class C	708,062	(603,800)
Class I	21,308,774	(4,728,760)
Class R2	1,467	(160,681)
Class Y	831,220	(1,507,134)

	18,465,795	(24,368,040)

Net Assets
Total increase (decrease)	54,147,291	(87,931,190)

Beginning of period	985,017,346	1,072,948,536

End of period (including accumulated net investment income of $7,790,531 and $20,809,398, respectively)	$1,039,164,637	$985,017,346

1. May 29, 2015 and November 28, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$18.39	$19.53	$14.97	$13.37	$15.69	$15.00

Income (loss) from investment operations:
Net investment income[2]	0.13	0.15	0.14	0.16	0.31	0.20
Net realized and unrealized gain (loss)	0.88	(0.96)	4.59	1.57	(2.24)	1.09

Total from investment operations	1.01	(0.81)	4.73	1.73	(1.93)	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	(0.33)	(0.17)	(0.13)	(0.39)	(0.60)

Net asset value, end of period	$19.06	$18.39	$19.53	$14.97	$13.37	$15.69

Total Return, at Net Asset Value[3]	5.72%	(4.20)%	31.95%	13.20%	(12.76)%	8.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,127	$185,609	$212,546	$175,295	$186,130	$245,650

Average net assets (in thousands)	$182,340	$199,282	$194,345	$174,758	$240,037	$247,250

Ratios to average net assets:[4]
Net investment income	1.41%	0.80%	0.80%	1.17%	1.96%	1.28%
Total expenses[5]	1.30%	1.30%	1.34%	1.47%	1.43%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.30%	1.34%	1.43%	1.43%	1.40%

Portfolio turnover rate	30%	68%	92%	155%	33%	41%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.31%
Year Ended November 28, 2014	1.30%
Year Ended November 29, 2013	1.34%
Year Ended November 30, 2012	1.47%
Year Ended November 30, 2011	1.43%
Year Ended November 30, 2010	1.40%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL VALUE FUND

Class B	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$16.73	$17.79	$13.64	$12.15	$14.29	$13.73

Income (loss) from investment operations:
Net investment income[2]	0.05	0.01	0.01	0.04	0.16	0.05
Net realized and unrealized gain (loss)	0.81	(0.88)	4.20	1.45	(2.04)	1.00

Total from investment operations	0.86	(0.87)	4.21	1.49	(1.88)	1.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.19)	(0.06)	0.00	(0.26)	(0.49)

Net asset value, end of period	$17.42	$16.73	$17.79	$13.64	$12.15	$14.29

Total Return, at Net Asset Value[3]	5.28%	(4.93)%	30.95%	12.26%	(13.48)%	7.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,093	$5,158	$8,449	$9,394	$12,639	$23,116

Average net assets (in thousands)	$4,391	$6,632	$8,766	$10,354	$19,503	$23,244

Ratios to average net assets:[4]
Net investment income	0.56%	0.06%	0.05%	0.36%	1.12%	0.36%
Total expenses[5]	2.07%	2.04%	2.22%	2.79%	2.70%	2.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.04%	2.11%	2.25%	2.31%	2.31%

Portfolio turnover rate	30%	68%	92%	155%	33%	41%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	2.08%
Year Ended November 28, 2014	2.04%
Year Ended November 29, 2013	2.22%
Year Ended November 30, 2012	2.79%
Year Ended November 30, 2011	2.70%
Year Ended November 30, 2010	2.59%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$16.51	$17.59	$13.51	$12.05	$14.17	$13.64

Income (loss) from investment operations:
Net investment income[2]	0.05	0.01	0.00[3]	0.05	0.17	0.06
Net realized and unrealized gain (loss)	0.80	(0.87)	4.16	1.43	(2.03)	0.98

Total from investment operations	0.85	(0.86)	4.16	1.48	(1.86)	1.04

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.22)	(0.08)	(0.02)	(0.26)	(0.51)

Net asset value, end of period	$17.14	$16.51	$17.59	$13.51	$12.05	$14.17

Total Return, at Net Asset Value[4]	5.33%	(4.93)%	30.92%	12.32%	(13.45)%	7 .81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,602	$38,418	$41,588	$32,473	$34,365	$45,448

Average net assets (in thousands)	$38,250	$40,117	$36,641	$32,215	$44,318	$47,625

Ratios to average net assets:[5]
Net investment income	0.67%	0.06%	0.00%	0.39%	1.15%	0.42%
Total expenses[6]	2.05%	2.05%	2.11%	2.31%	2.26%	2.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.05%	2.11%	2.22%	2.24%	2.27%

Portfolio turnover rate	30%	68%	92%	155%	33%	41%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	2.06%
Year Ended November 28, 2014	2.05%
Year Ended November 29, 2013	2.11%
Year Ended November 30, 2012	2.31%
Year Ended November 30, 2011	2.26%
Year Ended November 30, 2010	2.31%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL VALUE FUND

Class I	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Period Ended November 29, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$18.37	$19.51	$16.56

Income (loss) from investment operations:
Net investment income[3]	0.17	0.23	0.09
Net realized and unrealized gain (loss)	0.87	(0.95)	2.86

Total from investment operations	1.04	(0.72)	2.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.42)	0.00

Net asset value, end of period	$18.98	$18.37	$19.51

Total Return, at Net Asset Value[4]	5.93%	(3.78)%	17.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$785,136	$737,126	$788,822

Average net assets (in thousands)	$744,534	$763,119	$577,520

Ratios to average net assets:[5]
Net investment income	1.86%	1.24%	0.76%
Total expenses[6]	0.86%	0.86%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.86%	0.84%

Portfolio turnover rate	30%	68%	92%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from March 28, 2013 (inception of offering) to November 29, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	0.87%
Year Ended November 28, 2014	0.86%
Period Ended November 29, 2013	0.84%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$18.20	$19.33	$14.81	$13.22	$15.50	$14.86

Income (loss) from investment operations:
Net investment income[2]	0.10	0.10	0.00[3]	0.12	0.26	0.14
Net realized and unrealized gain (loss)	0.88	(0.94)	4.65	1.56	(2.21)	1.07

Total from investment operations	0.98	(0.84)	4.65	1.68	(1.95)	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.29)	(0.13)	(0.09)	(0.33)	(0.57)

Net asset value, end of period	$18.88	$18.20	$19.33	$14.81	$13.22	$15.50

Total Return, at Net Asset Value[4]	5.50%	(4.42)%	31.61%	12.86%	(12.98)%	8.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,950	$8,641	$9,349	$7,455	$8,082	$10,486

Average net assets (in thousands)	$8,399	$8,944	$8,442	$7,680	$10,268	$10,947

Ratios to average net assets:[5]
Net investment income	1.16%	0.55%	0.54%	0.90%	1.64%	0.91%
Total expenses[6]	1.56%	1.56%	1.62%	1.82%	1.74%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.56%	1.60%	1.73%	1.72%	1.75%

Portfolio turnover rate	30%	68%	92%	155%	33%	41%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.57%
Year Ended November 28, 2014	1.56%
Year Ended November 29, 2013	1.62%
Year Ended November 30, 2012	1.82%
Year Ended November 30, 2011	1.74%
Year Ended November 30, 2010	1.79%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER INTERNATIONAL VALUE FUND

Class Y	Six Months Ended May 29, 2015[1] (Unaudited)	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010

Per Share Operating Data
Net asset value, beginning of period	$18.59	$19.44	$14.97	$13.40	$15.71	$15.03

Income (loss) from investment operations:
Net investment income[2]	0.16	0.17	0.31	0 .23	0.40	0.23
Net realized and unrealized gain (loss)	0.88	(0.94)	4.42	1 .57	(2.24)	1.13

Total from investment operations	1.04	(0.77)	4.73	1 .80	(1.84)	1.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.39)	(0.08)	(0.26)	(0.23)	(0.47)	(0.68)

Net asset value, end of period	$19.24	$18.59	$19.44	$14.97	$13.40	$15.71

Total Return, at Net Asset Value[3]	5 .82%	(3.98)%	32.05%	13.85%	(12.25)%	9 .34%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,257	$10,065	$12,195	$459,454	$407,974	$478,817

Average net assets (in thousands)	$10,179	$11,451	$306,051	$428,952	$496,837	$354,432

Ratios to average net assets:[4]
Net investment income	1.74%	0.91%	1.90%	1.73%	2.53%	1.52%
Total expenses[5]	1.05%	1.06%	0.90%	0.88%	0.85%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	1.06%	0.90%	0.88%	0.85%	0.87%

Portfolio turnover rate	30%	68%	92%	155%	33%	41%

1. May 29, 2015, November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

25 OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 29, 2015	1.06%
Year Ended November 28, 2014	1.06%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.88%
Year Ended November 30, 2011	0.85%
Year Ended November 30, 2010	0.87%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS May 29, 2015 Unaudited

1. Organization

Oppenheimer International Value Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of May 29, 2015, approximately 75.6% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

27      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited  /  Continued

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis.

2. Significant Accounting Policies (Continued)

Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

28      OPPENHEIMER INTERNATIONAL VALUE FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended November 28, 2014, the Fund utilized $51,094,864 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 28, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$149,278,251
2018	7,791,697
2019	29,804,087

Total	$186,874,035

2. Significant Accounting Policies (Continued)

As of May 29, 2015, it is estimated that the capital loss carryforwards would be $163,682,605 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 29, 2015, it is estimated that the Fund will utilize $23,191,430 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 29, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and

29      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited  /  Continued

other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$934,724,932
Federal tax cost of other investments	3,990,410

Total federal tax cost	$938,715,342

Gross unrealized appreciation	$116,471,230
Gross unrealized depreciation	(36,441,590)

Net unrealized appreciation	$80,029,640

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on

30      OPPENHEIMER INTERNATIONAL VALUE FUND

the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the

31      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited  /  Continued

Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

3. Securities Valuation (Continued)

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 29, 2015 based on valuation input level:

Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table

32      OPPENHEIMER INTERNATIONAL VALUE FUND

Investments, at Value:
Common Stocks
Consumer Discretionary	$54,313,400	$175,633,208	$267,080	$230,213,688
Consumer Staples	—	104,234,554	—	104,234,554
Energy	—	5,165,277	—	5,165,277
Financials	—	114,751,847	—	114,751,847
Health Care	—	19,542,681	—	19,542,681
Industrials	—	168,610,044	—	168,610,044
Information Technology	42,438,438	78,563,020	—	121,001,458
Materials	—	33,745,130	—	33,745,130
Telecommunication Services	15,474,042	96,070,807	—	111,544,849
Utilities	—	10,777,458	—	10,777,458
Preferred Stock	—	13,563,511	—	13,563,511
Rights, Warrants and Certificates	—	6,828	—	6,828
Investment Company	83,051,549	—	—	83,051,549

Total Investments, at Value	195,277,429	820,664,365	267,080	1,016,208,874

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table (Continued)
Other Financial Instruments:
Forward currency exchange contracts	$—	$2,203,261	$—	$2,203,261

Total Assets	$195,277,429	$822,867,626	$267,080	$1,018,412,135

Liabilities Table
Other Financial Instruments:
Forward currency exchange contracts	$—	$(3,649,844)	$—	$(3,649,844)

Total Liabilities	$—	$(3,649,844)	$—	$(3,649,844)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

33      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher

34      OPPENHEIMER INTERNATIONAL VALUE FUND

yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

5. Risk Exposures and the Use of Derivative Instruments (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended May 29, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $59,139,220 and $105,261,948, respectively.

35      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will

36      OPPENHEIMER INTERNATIONAL VALUE FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at May 29, 2015:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Morgan Stanley Capital Services, Inc.	$ 2,203,261	$(1,124,486)	$—	$—	$1,078,775

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at May 29, 2015:

Gross Amounts Not Offset in the Statement of Assets & Liabilities

37 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Morgan Stanley Capital Services, Inc.	$ (1,124,486)	$ 1,124,486	$—	$—	$ —
Toronto Dominion Bank	(2,525,358)	—	—	—	(2,525,358)

	$ (3,649,844)	$ 1,124,486	$—	$—	$(2,525,358)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of May 29, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	$ 2,203,261	Unrealized depreciation on forward currency exchange contracts	$ 3,649,844

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Forward currency exchange contracts	$ (18,765)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Forward currency exchange contracts	$ (1,851,975)

*Includes purchased option contracts and purchased swaption contracts, if any.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

38 OPPENHEIMER INTERNATIONAL VALUE FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended May 29, 2015[1]		Year Ended November 28, 2014[1]
	Shares	Amount	Shares	Amount

Class A
Sold	713,084	$13,006,978	1,049,819	$19,865,495
Dividends and/or distributions reinvested	193,039	3,287,448	181,662	3,487,910
Redeemed	(1,073,580)	(19,466,478)	(2,023,302)	(37,867,053)

Net decrease	(167,457)	$(3,172,052)	(791,821)	$(14,513,648)

Class B
Sold	15,107	$251,285	10,662	$185,065
Dividends and/or distributions reinvested	3,176	49,647	5,003	87,999
Redeemed	(91,634)	(1,512,608)	(182,417)	(3,127,081)

Net decrease	(73,351)	$(1,211,676)	(166,752)	$(2,854,017)

Class C
Sold	220,412	$3,629,385	375,024	$6,327,968
Dividends and/or distributions reinvested	32,604	501,125	29,388	510,178
Redeemed	(210,381)	(3,422,448)	(442,513)	(7,441,946)

Net increase (decrease)	42,635	$708,062	(38,101)	$(603,800)

Class I
Sold	1,534,102	$27,638,343	2,364,733	$44,351,095
Dividends and/or distributions reinvested	1,013,085	17,151,535	887,067	16,934,116
Redeemed	(1,304,014)	(23,481,104)	(3,563,624)	(66,013,971)

Net increase (decrease)	1,243,173	$21,308,774	(311,824)	$(4,728,760)

Class R2
Sold	60,553	$1,099,550	102,346	$1,910,512
Dividends and/or distributions reinvested	7,877	133,050	7,090	134,998
Redeemed	(69,168)	(1,231,133)	(118,244)	(2,206,191)

Net increase (decrease)	(738)	$1,467	(8,808)	$(160,681)

Class Y
Sold	151,819	$2,768,561	445,182	$8,587,205
Dividends and/or distributions reinvested	11,610	199,457	2,389	46,244
Redeemed	(119,766)	(2,136,798)	(533,640)	(10,140,583)

Net increase (decrease)	43,663	$831,220	(86,069)	$(1,507,134)

39 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. May 29, 2015 and November 28, 2014 represent the last business days of the Fund’s respective reporting periods. See Note 2.

2. Effective July 1, 2014, Class N shares were renamed Class R.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended May 29, 2015 were as follows:

	Purchases	Sales

Investment securities	$283,859,439	$361,000,246

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.75
Next $1 billion	0.70
Over $2 billion	0.67

The Fund’s effective management fee for the six months ended May 29, 2015 was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze

40 OPPENHEIMER INTERNATIONAL VALUE FUND

Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended May 29, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ 2,705
Payments Made to Retired Trustees	3,125
Accumulated Liability as of May 29, 2015	118,476

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to

8. Fees and Other Transactions with Affiliates (Continued)

41      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
May 29, 2015	$25,282	$1,209	$3,974	$788	$1,565

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended May 29, 2015, the Manager waived fees and/or reimbursed the Fund $25,555 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund

9. Pending Litigation (Continued)

Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

42 OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

43      OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
William F. Glavin, Jr., Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
James C. Ayer, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

44      OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER INTERNATIONAL VALUE FUND Continued

© 2015 OppenheimerFunds, Inc. All rights reserved.

45 OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

46      OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE Continued

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

47      OPPENHEIMER INTERNATIONAL VALUE FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.
Visit Us oppenheimerfunds.com
Call Us
800 225 5677
Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0254.001.0515 July 24, 2015

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/29/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	7/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2015